UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  06/08/2005

CELLSTAR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-22972

Delaware	75-2479727
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1730 Briercroft Court, Carrollton, Texas 75006
(Address of Principal Executive Offices, Including Zip Code)

(972)466-5000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On June 8, 2005, CellStar Corporation (the "Company") received notification from The Nasdaq Stock Market that the Nasdaq Listing Qualifications Panel (the "Panel") has determined to delist the Company's securities from the Nasdaq National Market, effective with the open of business on Friday, June 10, 2005. The Company has been unable to timely file its Annual Report on Form 10-K for the fiscal year ended November 30, 2004 (the "Form 10-K"), and its Quarterly Report on Form 10-Q for the period ended February 28, 2005 (the "Form 10-Q"), due to issues related to accounts receivable and revenues in the Company's Asia-Pacific Region. The Company's failure to timely file its Form 10-K and Form 10-Q violates Nasdaq Marketplace Rule 4310(c)(14) for continued listing on Nasdaq.

The Company originally announced the proposed delisting action by Nasdaq on March 17, 2005. The Company was granted a hearing with the Panel on April 7, 2005, regarding the filing delinquencies. On May 5, 2005, the Company announced that it had requested that Nasdaq stay its delisting proceedings and grant the Company until May 31, 2005, to file its Form 10-K and as soon as possible thereafter, its Form 10-Q. On May 11, 2005, the Panel determined to continue the listing of the Company's securities, provided that, among other things, the Company filed its Form 10-K by May 31, 2005, and its Form 10-Q by June 7, 2005. On May 26, 2005, the Company announced that it would be unable to file its Form 10-K by May 31, 2005, and, as a result, the Company expected to be delisted from the Nasdaq National Market. The Panel denied the Company's request for further time to file the Form 10-K and Form 10-Q.

The Company may request that the Nasdaq Listing and Review Council review this decision. However, such request will not operate as a stay of the Panel's decision. The Company has not determined at this time whether to request further Nasdaq review.

The Company's common stock may be quoted in the Pink Sheets, which provide electronic quotation information. However, the Company can give no assurance the common stock will be so quoted.

The press release dated June 8, 2005, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

99.1 CellStar Corporation press release dated June 8, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

CELLSTAR CORPORATION

Date: June 09, 2005.	By:	/s/ Elaine Flud Rodriguez
Elaine Flud Rodriguez
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	CellStar Corporation press release dated June 8, 2005.